EXHIBIT 10.2


SILICON VALLEY BANK


                           AMENDMENT TO LOAN DOCUMENTS

BORROWER:  I/O MAGIC CORPORATION
           IOM HOLDINGS, INC.

DATE:      APRIL 18, 2008


      THIS AMENDMENT TO LOAN DOCUMENTS is entered into between SILICON VALLEY BANK ("Silicon") and the borrower named above (the "Borrower"), with reference to the various loan and security agreements and other documents, instruments and agreements between them, including but not limited to that certain Loan and Security Agreement dated January 29, 2007 (as amended, if at all, the "Existing Loan Agreement"; the Existing Loan Agreement and all related documents, instruments and agreements may be referred to collectively herein as the "Existing Loan Documents").

      The Parties agree to amend the Existing Loan Documents, as follows:

      1. PRESENT LOAN BALANCE. Borrower acknowledges that the present unpaid principal balance of the Borrower's indebtedness, liabilities and obligations to Silicon under the Existing Loan Documents, including interest accrued through April 15, 2008 is $228,244.12 (the "Present Loan Balance"), and that said sum is due and owing without any defense, offset, or counterclaim of any kind.

      2. AMENDMENT TO EXISTING LOAN DOCUMENTS. The Existing Loan Documents are hereby amended in their entirety to read as set forth in the Loan and Security Agreement, and related documents, being executed concurrently (collectively, the "New Loan Documents"). The Borrower acknowledges that the Present Loan Balance shall be the opening balance of the Advances pursuant to the New Loan Documents as of the date hereof, and shall, for all purposes, be deemed to be Advances made by Silicon to the Borrower pursuant to the New Loan Documents. Notwithstanding the execution of the New Loan Documents, the following Existing Loan Documents shall continue in full force and effect and shall continue to secure all present and future indebtedness, liabilities, guarantees and other Obligations (as defined in the New Loan Documents): All standard documents of Silicon entered into by the Borrower in connection with Letters of Credit and/or Foreign Exchange Contracts; all security agreements, collateral assignments and mortgages, including but not limited to those relating to patents, trademarks, copyrights and other intellectual property; all lockbox agreements and/or blocked account agreements; and all UCC-1 financing statements and other documents filed with governmental offices which perfect liens or security interests in favor of Silicon. In addition, in the event the Borrower has previously issued any stock options, stock purchase warrants or securities to Silicon, the same and all documents and agreements relating thereto shall also continue in full force and effect. Moreover, that certain Cross-Corporate Continuing Guaranty executed by each Borrower in favor of Silicon and dated January 29, 2007 shall continue in full force and effect and shall apply to all Obligations of Borrower whether under the Existing Loan Agreement or the New Loan Documents.

      3. GENERAL PROVISIONS. This Amendment and the New Loan Documents set forth in full all of the representations and agreements of the parties with respect to the subject matter hereof and supersede all prior discussions, representations, agreements and understandings between the parties with respect to the subject hereof.

BORROWER:                                    SILICON:

I/O MAGIC CORPORATION                        SILICON VALLEY BANK


BY /S/ TONY SHAHBAZ                          BY /S/ BEN FARGO
   ---------------------------------           ---------------------------------
     PRESIDENT OR VICE PRESIDENT             TITLE  RELATIONSHIP MANAGER
                                                  ------------------------------
BY /S/ THOMAS L. GRUBER
   ---------------------------------
     SECRETARY OR ASS'T SECRETARY

BORROWER:

IOM HOLDINGS, INC.


BY /S/ TONY SHAHBAZ
   ---------------------------------
     PRESIDENT OR VICE PRESIDENT


BY /S/ THOMAS L. GRUBER
   ---------------------------------
     SECRETARY OR ASS'T SECRETARY





                                      -2-